NOTE (FLOATING RATE WITH CONVERSION OPTION)


          BAY VIEW FRANCHISE MORTGAGE ACCEPTANCE COMPANY LOAN PROGRAM

                            SECURED PROMISSORY NOTE
                                       OF

     NAME OF BORROWER:   MAIN STREET AND MAIN INCORPORATED,
                         a Delaware corporation; and
                         MAIN ST. CALIFORNIA, INC., an Arizona
                         corporation

     NAME OF FRANCHISOR: TGI Friday's, Inc.

     STORE NO.:          1917

Greenwich, Connecticut

DATE OF NOTE: February 28, 2000

  AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

PRINCIPAL AMOUNT:          $2,549,000.00

MATURITY DATE:             March 1, 2015

INITIAL INTEREST RATE:     8.63%

INITIAL STATED PAYMENT
AMOUNT:                    $25,475.74

AMORTIZATION TERM:         a period of 180 months commencing on the first day of
                           the first month following the date of this Note (or on the date of this Note, if the first day of a month).

FLOOR RATE:                7.63% [Initial  Interest Rate minus one hundred basis
                           points]

CAPPED RATE:               12.63% [Initial Interest Rate plus four hundred basis
                           points]

MARGIN                     2.75%

         This note (the "NOTE") is the Note described in, and issued in connection with, the Pledge and Security Agreement (the "SECURITY AGREEMENT"), dated as of the date hereof and executed by the undersigned Borrower (if more than one, collectively and jointly and severally, "BORROWER") in favor of Bay View Franchise Mortgage Acceptance Company, a California corporation, its successors and assigns "BVFMAC"). This Note evidences Borrower's obligation to pay the Principal Amount with interest and all other charges as provided herein (the "LOAN"). Capitalized terms used in this Note and defined above or elsewhere herein shall have the meanings so ascribed. All terms not otherwise defined in this Note shall have the meanings ascribed to such terms in the Security Agreement. The Note is entitled to the benefits of and is secured by the pledge, liens, security, title, rights and security interests granted under the Security Agreement and the other Loan Documents, as the same may be amended, supplemented or renewed, from time to time. The Loan may be sold, pledged, collaterally assigned, transferred, delivered or otherwise disposed of from time to time by Secured Party (as defined below) in its absolute and sole discretion.

         The term "SECURED PARTY" of the Loan initially means and refers to BVFMAC and following any sale, transfer or assignment of the Loan all references to "Secured Party" shall mean and refer to the Person to whom the Loan Documents are sold, transferred or assigned.

         The term "DEBT" shall mean and refer to the unpaid Principal Amount of this Note together with all interest accrued and unpaid thereon and all other sums outstanding under this Note and each other Loan Document executed in connection with the Loan.

     1. PRINCIPAL AMOUNT: By executing this Note and for value received, Borrower promises to pay to the order of Secured Party the Principal Amount plus interest (as provided in Section 3) and all other charges, either (x) in full at such time as this Note is prepaid (see Section 5 below), accelerated (see
Section 6 below) or matures (see Section 2 below), or (y) in monthly installments from the date of the first Payment Date (as defined in Section 4A below) through and including the Maturity Date.

     2. MATURITY DATE: The Principal Amount, together with interest and all other amounts outstanding under the Loan Documents, if not sooner paid, shall be due and payable in full on the Maturity Date.

     3. INTEREST: Interest will be charged, and Borrower agrees to pay such interest, at the then Applicable Interest Rate (as defined below) on the unpaid Principal Amount outstanding, from time to time. Interest shall be computed daily and payable monthly in arrears on the basis of a 360-day year and the actual number of days elapsed with respect to any payment period. Upon the occurrence of an Event of Default, after maturity or after judgment has been rendered on this Note, the unpaid Principal Amount together with all accrued but unpaid interest and all other charges shall, at the option of the Secured Party, bear interest at a rate (the "DEFAULT RATE") which is five (5) percentage points greater than the then Applicable Interest Rate. The term "APPLICABLE INTEREST RATE" shall mean (i) prior to the Fixed Rate Conversion (as defined below), a rate per annum equal to (a) the Initial Interest Rate from the date hereof to but excluding the first Rate Adjustment Date (hereinafter defined), or (b) the applicable Libor Indexed Rate (hereinafter defined) from and including the first Rate Adjustment Date to but

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excluding the Maturity Date, subject to adjustment as hereinafter set forth, and
(ii) subsequent to the Fixed Rate Conversion, the Fixed Rate as defined in, and as determined by Secured Party pursuant to, Section 3B below.

     A.   FLOATING RATE OF INTEREST:

          (i) For purposes of calculating the floating rate of interest, the term "LIBOR INDEXED RATE" shall mean the rate per annum determined solely by Secured Party, effective as of each Rate Adjustment Date, and shall be equal to the sum of (i) the Margin, plus (ii) the Reference Rate (hereinafter defined) in effect on the Rate Adjustment Date. The term "RATE ADJUSTMENT DATE" shall mean the first day of each month following the date hereof, commencing on the second such date (or first such date, if funding occurs on the first day of a month). Notwithstanding the foregoing, the Libor Indexed Rate shall never be less than the Floor Rate or greater than the Capped Rate. In no event shall Borrower's interest payable, contracted for, charged or received under or in connection with this Note exceed the maximum rate or amount of interest permitted by applicable law (see Section 8 below).

          (ii) On each Rate Adjustment Date, Secured Party will determine the Libor Indexed Rate by adding the Margin to the Reference Rate. The term "REFERENCE RATE" shall mean the rate set forth as the London Interbank Offered Rate (LIBOR) for a one month period, as published in the "Money Rates" column (or any successor column thereto) of the "Credit Markets" page (or any successor page thereto) of THE WALL STREET JOURNAL in New York City, on the second business day preceding such Rate Adjustment Date (or if THE WALL STREET JOURNAL in New York City is not published on such date, the next preceding date on which THE WALL STREET JOURNAL in New York City is published), subject to correction in the event Secured Party shall determine that the published rate was the result of typographical or similar error. In the event that THE WALL STREET JOURNAL in New York City ceases publication or ceases to publish a one month LIBOR rate, Secured Party shall, in its sole discretion, select a comparable publication to determine the Reference Rate and provide notice thereof to Borrower.

         (iii) In the event that Secured Party shall be prohibited by applicable law, rules or regulations from pricing loans with reference to London Interbank Offered Rates, or the London

               Interbank market shall cease to operate or its rates shall cease to be generally published, Secured Party shall, in its sole discretion, determine an alternative means for establishing the Reference Rate.

     B. FIXED RATE CONVERSION. The Borrower may, at any time prior to the third anniversary date of this Note, convert the interest rate under this Note from a floating rate per annum to a Fixed Rate (as defined below) in the manner hereinafter set forth (the "FIXED RATE CONVERSION"). If the Borrower desires to exercise the Fixed Rate Conversion, then Borrower must make a written request to Secured Party (a "CONVERSION REQUEST") for a Conversion Offer (as defined below), which Conversion Offer shall be delivered by Secured Party to Borrower within ten business days after its receipt of the Conversion Request subject to the following;

          (i) neither the Borrower nor any of its Affiliates shall be in default of, or delinquent with respect to (a) any Obligations to Secured Party, or (b) any of the terms, covenants or provisions of the Loan Documents;

          (ii) the Borrower shall have delivered to Secured Party, together with the Conversion Request, its financial statements dated not more than 60 days prior to the date of the Conversion Request, which financial statements must be in the form required pursuant to the Loan Documents and must be otherwise satisfactory to Secured Party;

         (iii) Borrower shall have delivered to Secured Party, together with the Conversion Request, evidence satisfactory to Secured Party that Borrower remains a franchisee in good standing in the Franchisor system of which Borrower is a franchisee and of which the Store is a part on the date of this Note;

          (iv) there shall have been no late fees or penalties assessed against the Borrower by the Secured Party during the consecutive twelve month time period that immediately precedes the Conversion Request;

          (v) Secured Party must then be in the business of making fixed rate loans of the type requested to franchisee borrowers in the same Franchisor system of which the Borrower and the Store are a part as of the date of this Note. Additionally, the Borrower and the Store must qualify for such fixed rate loan under Secured Party's then existing underwriting guidelines;

          (vi) at Secured Party's election, Secured Party may obtain a new appraisal of the Collateral from an appraiser satisfactory to

               Secured Party, at Borrower's sole cost and expense, which appraisal shall be satisfactory to Secured Party in all respects; and

         (vii) Borrower shall pay all of Secured Party's out of pocket costs and expenses arising out of or in connection with the Fixed Rate Conversion, including, without limitation, attorney's fees (collectively, the "CONDITIONS PRECEDENT").

          Within ten days after completion of all Conditions Precedent to Secured Party's satisfaction, Secured Party shall send to the Borrower an offer (the "CONVERSION OFFER"), which Conversion Offer shall state the Fixed Rate (as defined below), the Conversion Fee (as defined below), and any other terms and conditions that may be imposed by Secured Party, in its discretion. The Borrower must accept the Conversion Offer, pay the Conversion Fee and satisfy any other conditions imposed by Secured Party within the time period and in the manner set forth in the Conversion Offer. Provided that the Borrower timely accepts the Conversion Offer, pays the Conversion Fee and satisfies any other conditions in accordance with the terms of the Conversion Offer, then the Fixed Rate Conversion shall become effective on the first day of the second month following Secured Party's receipt of the Borrower's acceptance of the Conversion Offer (the "CONVERSION DATE"). The term "FIXED RATE" shall mean the rate per annum determined by Secured Party to be its then current prevailing fixed rate of interest for comparable loans for which a borrower has paid a comparable Conversion Fee. The term "CONVERSION FEE" shall mean an amount equal to one percent (1.0%) of the outstanding Principal Amount as of the date of the Conversion Request. Determination of the Fixed Rate and the Conversion Fee by Secured Party shall be conclusive in all respects. The Fixed Rate Conversion may only be exercised once.

     4. FORM, PLACE AND TIMING OF PAYMENTS: Borrower agrees to make all payments under this Note to the order of Secured Party in lawful money of the United States of America and in immediately available funds, at such place or places as Secured Party may designate from time to time. All payments under this Note shall be made via automated clearing house (ACH) payment, or at the election of Secured Party, by such other method or methods (including, but not limited to, check, wire transfer or certified funds) as Secured Party may designate from time to time.

     A.   AMOUNT OF PAYMENTS:

          (i) On the date of funding, Borrower's first payment (the "FIRST PAYMENT") is due. The First Payment equals the sum of (x) interest payable from the date of the funding of this Note through and including the last day of the month in which funding occurs (unless funding has occurred on the first day of the month, in which case said interest is payable as a component of "(y)" below) and (y) the Initial Stated Payment Amount.

          (ii) Commencing on the first day of the third full month following the month in which funding occurs (or on the first day of the second full month following funding if funding occurs on the first day of a month) and on the first day of each month (each, a "PAYMENT DATE") thereafter, to and including the earlier of the acceleration, prepayment or Maturity Date of this Note, Borrower agrees to pay the Stated Payment Amount (hereinafter described). The Stated Payment Amount shall equal the sum of (x) amortization of the Principal Amount based upon the Amortization Term, and (y) interest on the Principal Amount outstanding from time to time computed at the Applicable Interest Rate. All payments of the Stated Payment Amount under this Note will be applied as provided in Section 4D. Upon any adjustment of the Applicable Interest Rate or upon the completion of the Fixed Rate Conversion, as set forth in Section 3 hereof, Secured Party shall recompute the Stated Payment Amount and the new Stated Payment Amount shall become effective (1) at all times prior to the Fixed Rate Conversion, on the first day of the month immediately following such rate adjustment (or, if the adjustment occurs on the first day of a month, the adjustment shall become effective on the date such adjustment occurs), or (2) subsequent to the Fixed Rate Conversion, on the first day of the month immediately following the Conversion Date.

         (iii) If the Amortization Term is equal to the period commencing on the first day of the month following the month in which funding occurs (or on the date of funding, if funding occurs on the first day of a month) and ending on the Maturity Date of this Note, then the entire Principal Amount of this Note is scheduled to be fully amortized on the Maturity Date. If the Amortization Term is longer than the period commencing on the first day of the month following the month in which funding occurs (or on the date of funding, if funding occurs on the first day of a month) and ending on the Maturity Date of this Note, then the entire Principal Amount of this Note is not scheduled to be fully amortized on the Maturity Date. In the event that the Principal Amount is not scheduled to be fully amortized on the Maturity Date, then Borrower's Stated Payment Amount due for payment on the Maturity Date shall include and Borrower agrees to pay an amount (a "BALLOON PAYMENT") equal to the unpaid and outstanding Principal

               Amount of this Note together with any and all interest and other charges accrued and unpaid on such date.

          B. TIMING OF PAYMENTS: Whenever a payment to be made under the Note becomes due and payable on a Saturday, Sunday, legal holiday or on a date on which banking institutions located in the State of Connecticut are authorized or required to close, such payment shall be made on the next succeeding business day, provided, however that interest shall continue to accrue until paid.

          C. LATE PAYMENT CHARGE: If Secured Party has not received the full amount of any payment due on any Payment Date, Borrower agrees to pay to Secured Party, promptly on demand, as liquidated damages, a late payment charge of $500.

          D. APPLICATION: All payments made under this Note and all prepayments shall, at the option of the Secured Party, be applied in the following order:
(i) to all costs and expenses incurred by the Secured Party arising out of this Note and the other Loan Documents, (ii) to accrued and unpaid interest, (iii) to the Prepayment Fee (as defined in Section 5, below) to the extent then due and unpaid, (iv) to all other charges assessed by the Secured Party against the Borrower pursuant to this Note and the other Loan Documents, and (v) to the unpaid and outstanding Principal Amount.

     5. PREPAYMENTS:

          A. NOTE PREPAYABLE IN FULL: Borrower may prepay this Note in full but not in part on any Payment Date. Borrower understands that any prepayment in full that is remitted pursuant to this Section 5A shall require the payment of a Prepayment Fee calculated in accordance with Section 5B below. If Borrower elects to prepay this Note in full, then the Borrower agrees to pay the Prepayment Amount more particularly described in Section 5B below and Borrower must notify Secured Party in writing of such election and agrees to specify in such notice the proposed date for prepayment (the "PREPAYMENT DATE") (which date shall not be less than thirty (30) days nor more than sixty (60) days from the date of said notice). Secured Party will notify Borrower within twenty (20) days of its receipt of such notice from Borrower of the estimated Prepayment Amount payable on the proposed Prepayment Date. Once given, the prepayment notice may not be rescinded and prepayment becomes mandatory. In no event shall the Borrower be released from the obligation to pay any regular Stated Payment Amount(s) due prior to the Prepayment Date regardless of the Borrower's delivery of any prepayment notice.

          B. AMOUNT DUE WITH PREPAYMENT IN FULL: The amount due (the "PREPAYMENT AMOUNT") on any Prepayment Date for the prepayment in full of this Note is equal to the sum of (i) all unpaid late payment processing fees and unreimbursed costs and expenses then outstanding, (ii) all accrued and unpaid interest on this Note through the Prepayment Date, (iii) the "Prepayment Fee" (as defined below), (iv) the amount required pursuant to Section 5D below, if any, and (v) the outstanding Principal Amount on such Prepayment Date. Prior to the Fixed Rate Conversion, the term

"Prepayment Fee" shall mean an amount equal to a fixed percentage of the Principal Amount, which amount shall be calculated by multiplying the outstanding Principal Amount as of the Prepayment Date by the applicable percentage multiplier set forth below. The applicable percentage multiplier shall be determined by the number of FULL calendar months that have elapsed between the date of this Note and the date when the prepayment will be made:

     If prepayment occurs during                                  The percentage
     the following months:                                        multiplier is:
     ---------------------------                                  --------------

     1-12 full calendar months after the date of this Note              4.0%
     13-24     "                 "                                      3.0%
     25-36     "                 "                                      2.0%
     37-48     "                 "                                      2.0%
     49 full calendar months or later                                   1.0%

          Subsequent to the Fixed Rate Conversion, the term "PREPAYMENT FEE" shall mean the amount calculated by Secured Party pursuant to its then existing prepayment guidelines for comparable fixed rate loans.

          C. APPLICABILITY OF PREPAYMENT AMOUNT. The Prepayment Amount shall apply not only in the case of voluntary prepayment, but also in the event that this Note becomes due and payable in full by reason of acceleration upon the occurrence of an Event of Default or otherwise; provided, however, the Prepayment Fee shall NOT apply (i) solely by reason of the Fixed Rate Conversion, or (ii) in the event that, during the first thirty-six (36) months of the Loan Term, the Loan is refinanced by Secured Party for an amount that is greater than the Principal Amount. Any such refinancing of the Loan shall be subject to, among other things, Secured Party's then existing financial and underwriting guidelines and Secured Party makes no representation as to whether any such refinancing shall be available to the Borrower. Borrower shall be liable for the payment of all fees, costs and expenses associated with any such refinancing. In the event that this Note becomes due and payable in full by reason of acceleration upon the occurrence of an Event of Default or otherwise, then the Prepayment Fee shall be calculated as of the date of the Event of Default or other event or condition permitting or causing acceleration, and until paid in full shall accrue interest at the Default Rate. Whether prepayment is voluntary or involuntary, in no event shall the amount of the Prepayment Fee or the method of calculating the Prepayment Fee result in a reduction of the outstanding Principal Amount, accrued and unpaid interest or other amounts due as of the date of prepayment. Absent material and manifest error, the Secured Party's determination of the Prepayment Fee shall be binding and conclusive on the Borrower and anyone else having an interest in the determination.

          D. ADDITIONAL PREPAYMENT FEE: In the event that a prepayment is permitted on a day other than a Payment Date, a prepayment is required as a result of an acceleration under Section 6 below or Borrower fails to prepay on a Prepayment Date after notification to the Secured Party and such prepayment or failure to prepay results in a loss (including lost profit), cost or expense to the Secured Party, the Secured Party shall notify the Borrower of the amount thereof and the Borrower shall immediately pay such amount to the Secured Party.

     6. ACCELERATION: Upon the occurrence of an Event of Default, other than an Event of Default described in Section 7.2 of the Security Agreement, and at any time thereafter if any Event of Default shall be continuing, Secured Party may, from time to time in its discretion, by written notice to Borrower, declare the Debt and any other Obligations to be immediately due and payable and Secured Party may pursue its remedies against Borrower and the personal and real property that secures Borrower's obligation to pay the Debt, from time to time and in such order as Secured Party shall determine. In the event an Event of Default described in Section 7.2 of the Security Agreement occurs, the Debt shall become immediately due and payable without presentment or demand for payment, notice of nonpayment, protest, demand or notice of any kind, all of which is expressly waived by Borrower. If the Debt shall become immediately due and payable for any reason whatsoever, Borrower will also be required to pay the Prepayment Fee pursuant to Section 5. Interest shall accrue at the Default Rate and all unpaid late charges shall also be immediately due and payable. Borrower agrees that upon the occurrence and during the continuance of an Event of Default, Borrower will pay all reasonable costs of collection (including, without limitation, reasonable attorneys' fees and disbursements, whether or not a suit is commenced), which amounts shall be added to the Principal Amount of this Note and will bear interest at the Default Rate.

     7. WAIVERS AND SPECIAL AGREEMENTS: BORROWER HEREBY MAKES AND ACKNOWLEDGES THAT IT MAKES ALL OF THE WAIVERS AND SPECIAL AGREEMENTS ("WAIVERS") SET FORTH IN THIS NOTE KNOWINGLY, INTENTIONALLY, VOLUNTARILY, WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.

          A. WAIVERS: To the extent permitted by applicable law, Borrower and any and all obligors, sureties, guarantors and endorsers of this Note and all other parties now or hereafter liable hereon jointly and severally (i) acknowledge that the transaction of which this Note is a part is part of a commercial transaction, (ii) waive any and all (from time to time) (a) rights to notice and hearing under any state or federal law with respect to any prejudgment remedy which the Secured Party may desire to use, from time to time,
(b) grace, diligence, demand, presentment for payment, protest, notice of any kind (including, notice to sureties, disclosure of facts which materially increase risks, notice of protest, acceptance, liability, suit, demand, or action, dishonor, payment or nonpayment, protest, intention to accelerate or acceleration, extension or renewal), surety defenses of any kind (including defenses relating to impairment of recourse, release or modification of underlying obligation, extension of time, impairment of collateral or nondisclosure), rights of appraisal of any security or collateral for any obligation or guaranteed obligation and diligence in collecting and bringing suit against any party, and (c) right to notice and hearing allowed by any applicable state or federal law with respect to any prejudgment remedy which the Secured Party may desire to use; and (iii) agree (a) to all extensions of any obligation or guaranteed obligations (including rescheduling and recalculation of amortization), in whole or in part, from time to time, or any partial payments, with or without notice, before or after maturity, (b) to any one or more substitutions, exchanges or releases of any or all security, now or hereafter given for any obligation, (c) to any and all releases, from time to time, of any and all parties primarily, secondarily or otherwise liable for any obligation or guaranteed obligation, (d) that it is not (and at no time will be) necessary for Secured Party, or any other holder, transferee, obligee or beneficiaryof any note or obligation or guaranteed obligation (or any interest therein) (collectively, "OBLIGEE"), in order to enforce such note or obligation, to first institute or exhaust such Person's remedies against any borrower or other Person or against any collateral or other security for such note or obligation, and (e) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by Secured Party or any Obligee of any obligation or guaranteed obligation of any rights or remedies (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of any such Person's right or remedies in any one or more instances shall not preclude full exercise in any other instance.

          B. SPECIAL AGREEMENTS.

               (i) It is understood and agreed that Secured Party may take any action or actions as set forth in Section 7A, from time to time, without the consent of or notice to Borrower without incurring responsibility to Borrower, and without impairing or releasing the obligations of Borrower. It is further understood that this Note, the Security Agreement and the other Loan Documents may be freely sold, transferred or otherwise assigned without the consent of or notice to the Borrower.

               (ii) WAIVERS OF  SUBROGATION,  INDEMNIFICATION  AND OTHER CLAIMS:
                    BORROWER HEREBY IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT ANY RIGHT OF SETOFF AND ANY CLAIM (AS DEFINED IN 11 U.S.C.
                    SECTION 101), INCLUDING, WITHOUT LIMITATION, ANY CLAIM OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION OR INDEMNIFICATION, THAT BORROWER MAY NOW OR HEREAFTER MAY HAVE AGAINST SECURED PARTY, ITS AFFILIATES, STOCKHOLDERS, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND REPRESENTATIVES AND ANY OTHER BORROWER, OR ANY SECURITY HELD BY OR AVAILABLE TO SECURED PARTY FROM ANY OTHER BORROWER OR THE PAYMENT THEREOF BECAUSE OF ANY PAYMENTS OR TRANSFERS MADE BY BORROWER,

                    OR ANY PAYMENT OR TRANSFER WHICH BORROWER IS OBLIGATED TO MAKE, FOR ANY REASON. The provisions of this section are for the benefit of Secured Party, its affiliates, stockholders, officers, directors, employees, agents and representatives, may be specifically and separately enforced by each such Person, and shall survive indefinitely.

              (iii) WAIVER  OF  TRIAL  BY JURY  AND  APPRAISAL  RIGHT.  BORROWER
                    HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND SECURED PARTY BY ITS ACCEPTANCE OF THIS NOTE IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS NOTE. BORROWER HEREBY FURTHER WAIVES ANY AND ALL RIGHTS BORROWER MAY NOW OR HEREAFTER HAVE TO AN APPRAISAL OF ANY SECURITY OR COLLATERAL FOR BORROWER'S OBLIGATIONS HEREUNDER.

     8. LIMITATION ON INTEREST. NOTWITHSTANDING ANY OTHER PROVISION HEREOF, IN NO EVENT SHALL THE AMOUNT OR RATE OF INTEREST (INCLUDING TO THE EXTENT APPLICABLE ANY DEFAULT RATE INTEREST OR LATE PAYMENT CHARGE) PAYABLE, CONTRACTED FOR, CHARGED OR RECEIVED UNDER OR IN CONNECTION WITH THIS NOTE, FROM TIME TO TIME OR FOR WHATEVER REASON, EXCEED THE MAXIMUM RATE OR AMOUNT, IF ANY, SPECIFIED BY APPLICABLE LAW. If from any circumstances whatsoever fulfillment of any provision hereof or of such other Loan Documents or other documents or obligations at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Secured Party shall ever receive an amount deemed interest by applicable law which shall exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the Principal Amount owing hereunder or on account of any other principal indebtedness of the Borrower to the Secured Party and not to payment of interest or if such excessive interest exceeds the unpaid Principal Amount and such other indebtedness or if the Secured Party is prohibited by applicable law from applying such excessive interest to the reduction of the Principal Amount or on account of any other principal indebtedness of the Borrower to the Secured Party, the excess shall be refunded to Borrower. All sums paid or agreed to be paid by the Borrower for the use, forbearance or detention of the indebtedness of the Borrower to the Secured Party shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term hereof. The terms and provisions of this section shall control and supersede every other provisions of all agreements between the Borrower an the Secured Party and all obligations of Borrower to the Secured Party.

     9. CALCULATIONS OF AMOUNTS DUE ON CONVERSION, PREPAYMENT OR ACCELERATION. All determinations of applications of payments under Section 4D and all calculations of amounts due on conversion, prepayment or acceleration will be made by Secured Party (or its agent or representative) and Borrower agrees that all such determinations and calculations will be conclusive and binding absent manifest error.

     10. TIME IS OF THE ESSENCE. For all payments to be made and obligations to be performed under this Note, time is of the essence.

     11. SEVERABILITY. Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and uneforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

     12. MISCELLANEOUS. The Note and the other loan documents are freely assignable in whole or in part, from time to time, by Secured Party, in its absolute and sole discretion, without the consent of the Borrower and without notice to the Borrower and Secured Party may grant participation interests herein. Without limiting the foregoing, Borrower understands and agrees that Secured Party may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of the Note and Borrower's other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time, and may do so in connection with the Securitization or otherwise. Borrower may only assign the Note and the rights and obligations under the Note in full but not in part, (i) with the prior written consent of Secured Party, (ii) only to Persons that, in Secured Party's sole discretion, meet Secured Party's underwriting criteria, and (iii) then only in accordance with the Security Agreement and upon payment to Secured Party of the amounts required thereunder and a fee in an amount equal to 1% of the outstanding Principal Amount on the date of any such assignment plus all expenses (including lawyers fees and disbursements) incurred by Secured Party in connection therewith. For all payments to be made and obligations to be performed under the Note, time is of the essence. Whenever possible the Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. If and to the extent that any such provision shall be held invalid and unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof, and any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance. All rights and remedies provided in the Note, the Security Agreement, any

Loan Document or any law shall be available to Secured Party and shall be cumulative. The Note shall be binding upon Borrower, its successors and permitted assigns and to the extent permitted by applicable law shall be governed by and construed in accordance with the laws of the State of Connecticut, without reference to choice of law principles; provided, however, that the laws of the State (as defined in the Security Agreement) shall govern any foreclosure remedies of Secured Party. THE NOTE CONTAINS WAIVERS OF VARIOUS RIGHTS AND DEFENSES, INCLUDING (WITHOUT LIMITATION) WAIVERS OF RIGHTS OF JURY TRIAL AND APPRAISAL AS SET FORTH IN SECTION 7 HEREOF. THIS DOCUMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT.

     13. CONSENT TO JURISDICTION. The Borrower hereby consents that any action or proceeding against the Borrower in connection with this Note or the Loan Documents may, at Secured Party's discretion, be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut. In such event, the Borrower agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the Borrower. The Borrower hereby waives the requirement of personal service of the summons and complaint or other process or papers issued in any action or proceeding against Borrower under this Note or the Loan Documents and agrees that service of such summons and complaint, or other process or papers may, at Secured Party's option, be made by regular or certified mail addressed to the Borrower at the respective address(es) of the Borrower set forth herein. The Borrower agrees not to assert any defense to any action or proceeding initiated in any courts of the State of Connecticut or in the United States District Court for the District of Connecticut by Secured Party based upon improper venue or inconvenient forum. It is hereby agreed that service of process on Borrower may be made on any manager, officer, director or agent for service of process. The Borrower agrees that any action brought by the Borrower shall be commercial and maintained only in a court of federal judicial district or county in which Secured Party has a place of business in Connecticut. Nothing contained in this section shall be interpreted or construed in any way to limit the right of Secured Party to: (i) serve process in any other manner or on any other person or entity (including without limitation personal service and service on the Secretary of State of Connecticut, if applicable) and/or (ii) bring any action or proceeding in courts other than courts of the State of Connecticut and the United States District Court for the District of Connecticut.

     14. LIABILITY. The liability under this Note of all Persons, if more than one, constituting Borrower shall be joint and several.

     15. CROSS-COLLATERALIZATION AND CROSS-DEFAULT. The Debt is cross-defaulted with (i) all indebtedness now or hereafter owed by the Borrower and its Affiliates to the Secured Party, and/or (ii) all indebtedness that exceeds the aggregate amount of $50,000 and that is now or hereafter owed by Borrower to any other Person, including, without limitation, all loan agreements, notes, mortgages, deeds of trust and any other documents, instruments and agreements that now or hereafter evidence, secure and/or
guarantee  any  such  indebtedness.   The  security  for  the  Debt  is  further
cross-collateralized with the security for all other loans, if any, that are being advanced to the Borrower by the Secured Party.

     16. USE OF PROCEEDS. The Borrower acknowledges receipt of a copy of this Note and attests that the proceeds of this Note are to be used for general commercial purposes and that no part of such proceeds will be used, in whole or in part, for purchasing or carrying any "margin security" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

         IN WITNESS WHEREOF, this Secured Promissory Note has been executed as of the date first written above.

                                      MAIN STREET AND MAIN INCORPORATED


                                      By: /s/ James Yeager
                                          --------------------------------
                                          Name:  James Yeager
                                          Title: Vice President - Finance


                                      MAIN ST. CALIFORNIA, INC.


                                      By: /s/ James Yeager
                                          --------------------------------
                                          Name:  James Yeager
                                          Title: Vice President - Finance


                                      ADDRESS: 5050 North 40th Street
                                               Suite 200
                                               Phoenix, AZ 85018

Pay to the order of  ____________________________________,  a _________________,
without recourse.


Dated: ____________________, ____.


                                      BAY VIEW FRANCHISE MORTGAGE ACCEPTANCE
                                      COMPANY, a California corporation


                                      By: /s/ Liana Morris
                                          --------------------------------
                                          Name: Liana Morris
                                          Title: Loan Closer